Exhibit 10.3

April 14, 2008

International Paper Company

6400 Poplar Avenue

Memphis, Tennessee 38197

Attention: Mr. Errol Harris

Project Eagle - Waiver

Ladies and Gentlemen:

Reference is made to the commitment letter dated as of March 15, 2008 among International Paper Company, a New York corporation (“Borrower” or “you”), and JPMorgan Chase Bank, N.A., Bank of America, N.A., UBS Loan Finance LLC, Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Islands Branch, The Royal Bank of Scotland PLC and certain of their respective affiliates. Terms used but not defined in this letter agreement are used with the meanings given to them in the Commitment Letter.

Clause (iii) of paragraph 3 of Annex II to the Commitment Letter includes, as a condition to the Commitment Parties’ obligations, the Borrower’s delivery of pro forma consolidated and consolidating statements of cash flows for the Borrower for 2007 and certain interim periods after giving effect to the Transactions. The Borrower has requested a waiver of, and the Commitment Parties hereby agree to waive, such requirement as it pertains to the delivery of such pro forma statements of cash flows only. The other conditions in the Commitment Letter (including the other pro forma financial statements referred to in such clause (iii)) are not affected by this waiver.

This waiver may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this waiver. This waiver shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

[Signature Page Follows]

Please confirm that the foregoing is our mutual understanding by signing and returning to us an executed copy of this waiver.

Very truly yours,

JPMORGAN CHASE BANK, N.A.

By:	/s/ Linda M. Meyer
Name: Linda M. Meyer
Title: Vice President

J.P. MORGAN SECURITIES INC.

By:	/s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

BANC OF AMERICA SECURITIES LLC

By:	/s/ Chris Newton
Name: Chris Newton
Title: Vice President

BANK OF AMERICA, N.A.

By:	/s/ Michael L. Letson, Jr.
Name: Michael L. Letson, Jr.
Title: Vice President

UBS LOAN FINANCE LLC

By:	/s/ Jesse Latham
	Name:	Jesse Latham
	Title:	Director

By:	/s/ Eric R. Bootsma
	Name:	Eric R. Bootsma
	Title:	Executive Director and Counsel Region Americas Legal

UBS SECURITIES LLC

By:	/s/ Jesse Latham
	Name:	Jesse Latham
	Title:	Director

By:	/s/ Eric R. Bootsma
	Name:	Eric R. Bootsma
	Title:	Executive Director and Counsel Region Americas Legal

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Vice President

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

By:	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Vice President

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Vice President

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Grover A. Fitch
	Name:	Grover A. Fitch
	Title:	Managing Director

RBS SECURITIES CORPORATION d/b/a RBS GREENWICH CAPITAL

By:	/s/ Dennis J. Dee
	Name:	Dennis J. Dee
	Title:	Managing Director

Accepted and agreed to as of the date first written above:

INTERNATIONAL PAPER COMPANY

By:	/s/ Errol A. Harris
Name: Errol A. Harris
Title: Vice President and Treasurer